EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Globus International Resources Corp. (the "Company") on Form 10-KSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof December 30, 2002, I, Yury Greene, Chairman and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ YURY GREENE
--------------------------
Yury Greene
Chairman and Chief Executive Officer
December 30, 2002